UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 5454

Dreyfus New Jersey Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/10

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
New Jersey Municipal
Bond Fund, Inc.

ANNUAL REPORT December 31, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
29	Financial Highlights
34	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Important Tax Information
45	Information About the Review and Approval of the Fund’s Management Agreement
50	Board Members Information
52	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
New Jersey Municipal
Bond Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New Jersey Municipal Bond Fund, Inc., covering the 12-month period from January 1, 2010, through December 31, 2010.

2010 proved to be a volatile year for the financial markets, especially the municipal market towards the end of the year. However most asset classes, including municipal bonds, produced respectable returns for the year overall despite stubbornly high levels of unemployment, lower revenue streams and persistent weakness in housing markets. While municipal bonds have generally been supported by favorable supply-and-demand factors in 2010, recent increases in supply stemming from year-end issuance and uncertainty facing the Build America Bond program, coupled with heightened credit concerns caused a significant bond sell-off during the final two months of 2010.

In the wake of last year’s late market correction, we continue to see value in municipal bonds, especially since many states had raised their tax rates — making tax-advantaged investments even more attractive for those in-state individuals. Furthermore, we are still cautiously monitoring the challenges that select state and local governments face, which could continue to alter the market’s supply-and-demand dynamics. That is why we believe professional management and competent risk management will be very important considerations within the municipal bond market. If you have questions about these market dynamics, we suggest talking to your financial advisor, who can help you identify potential opportunities, challenges and additional investment strategies suitable for your individual needs in today’s bond market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by James Welch and Daniel Barton, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus New Jersey Municipal Bond Fund’s Class A shares produced a total return of 0.56%, Class B shares returned 0.05%, Class C shares returned –0.13%, Class I shares returned 0.70% and Class Z shares returned 0.65%.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.38% for the same period.2 After rallying over the first half of the year, municipal bonds gave back some of their previous gains over the second half as the market’s supply-and-demand dynamics changed.The fund produced lower returns than its benchmark, due primarily to New Jersey’s fiscal problems, which caused the state’s municipal bonds to lag national averages.

The Fund’s Investment Approach

To pursue its goal, the fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital.The fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal and New Jersey personal income taxes.The fund invests at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years.

We focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. We select municipal bonds for the fund’s portfolio by:

  Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

  Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values.The fund seeks to invest in several of these sectors.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Market Reversed Course as Technical Influences Changed

The U.S. economic rebound persisted in 2010, but the pace of recovery generally remained slower than historical averages. Like other states, New Jersey struggled with fiscal pressures in the aftermath of the recession, but it faced more severe fiscal pressures than most due to unfunded pension and health care liabilities, which contributed to a structural budget imbalance that has proven difficult to correct. In response to the sluggish economic recovery, the Federal Reserve Board left short-term interest rates unchanged in a historically low range between 0% and 0.25%, and it embarked on a new round of quantitative easing in the fall.

After rallying over much of the year, municipal bonds encountered heightened volatility when market sentiment began to change. Supply-and-demand dynamics had been favorable as the federally subsidized Build America Bond program shifted a substantial portion of new issuance to the taxable bond market, but it became clearer in the fall that the program would be allowed to expire at the end of the year. Consequently, investors began to sell longer-maturity municipal bonds in anticipation of a more ample supply of securities, putting downward pressure on prices. By the end of December, the market had given back many of the reporting period’s previous gains.

Quality Bias Dampened Relative Returns

Because New Jersey municipal bonds were punished by the state’s relatively severe fiscal woes, the fund lagged its national benchmark. In addition, the fund’s relative performance was undermined by its holdings of traditionally defensive escrowed bonds, which limited the fund’s participation in the municipal bond rally over much of 2010. Overweighted exposure to bonds issued on behalf of educational institutions and underweighted exposure to high yield municipal bonds also hurt the fund’s relative performance, as did its cash holdings. Finally, longer-term bonds with provisions for early redemption over the short- to intermediate-term declined sharply when interest rates climbed over the final months of the year.

The fund received more positive results from bonds backed by dedicated revenues, including those from housing projects and hospitals.We set the fund’s average duration in a position that was modestly longer than industry averages for most of 2010, a strategy that had relatively little impact on relative performance.

Weathering a Period of Transition

While we expect the U.S. economic recovery to persist, recent municipal bond market behavior suggests that we may see heightened volatility during the transition to a more robust supply of newly issued bonds in 2011. In addition, we believe that New Jersey will continue to struggle with budget pressures.

We are more optimistic over the longer term. Once the transition to a more ample supply of tax-exempt securities is complete, demand for municipal bonds seems likely to stay robust as investors respond to higher state taxes and possible federal income tax increases down the road.

January 18, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Z shares are not subject to any initial or deferred sales charge. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided for Class A, B and C shares reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation which may be terminated after May 1, 2011, upon 90 days’ notice to shareholders. Return figures for Class I shares reflect the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus New Jersey Municipal Bond Fund, Inc. on 12/31/00 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in New Jersey municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all applicable fees and expenses. Performance for Class B, Class C, Class I and Class Z shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.The Index is not limited to investments in New Jersey municipal obligations. The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/10

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception
Class A shares
with maximum sales charge (4.5%)	11/6/87	–3.98%	2.01%	3.49%	—
without sales charge	11/6/87	0.56%	2.96%	3.98%	—
Class B shares
with applicable redemption charge †	1/7/03	–3.82%	2.10%	3.76%†††,††††	—
without redemption	1/7/03	0.05%	2.44%	3.76%†††,††††	—
Class C shares
with applicable redemption charge ††	1/7/03	–1.09%	2.18%	3.34%†††	—
without redemption	1/7/03	–0.13%	2.18%	3.34%†††	—
Class I shares	12/15/08	0.70%	3.02%†††	4.01%†††	—
Class Z shares	6/7/07	0.65%	—	—	3.09%
Barclays Capital Municipal
Bond Index†††††	5/31/07	2.38%	4.09%	4.83%	4.17%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B and C shares of the fund reflect the performance of the fund’s Class A shares for periods prior to 1/7/03 (the inception date for Class B and C shares), adjusted to reflect the applicable sales load for each share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class A shares for periods prior to 12/15/08 (the inception date for Class I shares).
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
†††††	The Index date is based on the life of Class Z shares. For comparative purposes, the value of the Index as of
5/31/07 is used as the beginning value on 6/7/07 (the inception date for Class Z shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New Jersey Municipal Bond Fund, Inc. from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 4.24	$ 6.73	$ 7.97	$ 3.45	$ 3.80
Ending value (after expenses)	$980.80	$978.70	$977.00	$981.50	$981.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 4.33	$ 6.87	$ 8.13	$ 3.52	$ 3.87
Ending value (after expenses)	$1,020.92	$1,018.40	$1,017.14	$1,021.73	$1,021.37

† Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.35% for Class B, 1.60% for
Class C, .69% for Class I and .76% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2010

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.8%	Rate (%)	Date	Amount ($)		Value ($)
New Jersey—88.0%
Atlantic County Utilities
Authority, Solid Waste
System Revenue	7.13	3/1/16	10,595,000		10,353,116
Bergen County Utilities Authority,
Water Pollution Control
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.38	12/15/13	1,155,000		1,197,077
Bordentown Sewer Authority,
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.38	12/1/20	3,880,000		3,882,522
Burlington County Bridge
Commission, EDR (The
Evergreens Project)	5.63	1/1/38	5,500,000		4,531,065
Camden,
GO (Insured; Assured Guaranty
Municipal Corp.)	0.00	2/15/12	4,385,000	[a]	4,320,979
Camden County Improvement
Authority, Health Care
Redevelopment Project Revenue
(The Cooper Health System
Obligated Group Issue)	5.25	2/15/20	4,545,000		4,525,184
Camden County Improvement
Authority, Health Care
Redevelopment Project Revenue
(The Cooper Health System
Obligated Group Issue)	5.25	2/15/20	2,000,000		1,991,280
Delaware River Port Authority,
Revenue	5.00	1/1/30	3,500,000		3,502,520
Delaware River Port Authority,
Revenue	5.00	1/1/35	3,500,000		3,475,815
East Orange,
GO (Insured; Assured Guaranty
Municipal Corp.)	0.00	8/1/11	2,500,000	[a]	2,492,150
East Orange Board of Education,
COP, LR (Insured; Assured
Guaranty Municipal Corp.)	0.00	2/1/21	685,000	[a]	394,848
East Orange Board of Education,
COP, LR (Insured; Assured
Guaranty Municipal Corp.)	0.00	2/1/26	745,000	[a]	295,311

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
East Orange Board of Education,
COP, LR (Insured; Assured
Guaranty Municipal Corp.)	0.00	2/1/28	2,345,000	[a]	798,050
Essex County,
GO (General Improvement)	5.00	8/1/23	15,200,000		16,309,448
Garden State Preservation Trust,
Revenue (Open Space and
Farmland Preservation Bonds)
(Insured; Assured Guaranty
Municipal Corp.)	5.75	11/1/28	5,000,000		5,636,600
Gloucester County Improvement
Authority, County Guaranteed
Loan Revenue (County
Capital Program)	5.00	4/1/38	8,000,000		7,958,080
Gloucester Township Municipal
Utilities Authority, Sewer
Revenue (Insured; AMBAC)	5.65	3/1/18	2,310,000		2,607,135
Higher Education Student
Assistance Authority of New
Jersey, Student Loan Revenue
(Insured; National Public
Finance Guarantee Corp.)	6.13	6/1/17	280,000		282,780
Hudson County Improvement
Authority, County-Guaranteed
Parking Revenue (Harrison
Parking Facility Redevelopment
Project) (Insured; Assured
Guaranty Municipal Corp.)	5.25	1/1/39	5,000,000		5,063,500
Hudson County Improvement
Authority, Harrison Stadium
Land Acquisition Special
Obligation Revenue (Harrison
Redevelopment Project)
(Insured; National Public
Finance Guarantee Corp.)	0.00	12/15/34	3,000,000	[a]	630,000
Mercer County Improvement
Authority, County Secured Open
Space Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	8/1/40	3,290,000		3,293,191

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Middletown Township Board of
Education, GO	5.00	8/1/25	4,140,000		4,383,846
Middletown Township Board of
Education, GO	5.00	8/1/26	2,935,000		3,084,274
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/24	2,300,000		2,184,586
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.75	6/15/29	4,850,000		4,521,170
New Jersey Economic Development
Authority, Department of
Human Services Composite
Revenue (Division of
Developmental Disabilities)	6.25	7/1/24	1,240,000		1,269,053
New Jersey Economic Development
Authority, Department of
Human Services Composite
Revenue (Division of
Mental Health Services)	6.10	7/1/17	1,865,000		1,909,331
New Jersey Economic Development
Authority, EDR (Masonic
Charity Foundation of New
Jersey Project)	5.00	6/1/18	1,465,000		1,501,654
New Jersey Economic Development
Authority, Gas Facilities Revenue
(NUI Corporation Project)	5.25	11/1/33	2,780,000		2,423,382
New Jersey Economic Development
Authority, Motor Vehicle
Surcharge Revenue (Insured;
National Public Finance
Guarantee Corp.)	0.00	7/1/20	3,350,000	[a]	2,032,445
New Jersey Economic Development
Authority, Motor Vehicle
Surcharge Revenue (Insured;
National Public Finance
Guarantee Corp.)	0.00	7/1/21	2,620,000	[a]	1,485,147
New Jersey Economic Development
Authority, Revenue (Hillcrest
Health Service System Project)
(Insured; AMBAC)	0.00	1/1/12	1,000,000	[a]	955,170

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Economic Development
Authority, Revenue (Hillcrest
Health Service System Project)
(Insured; AMBAC)	0.00	1/1/13	1,000,000	[a]	905,240
New Jersey Economic Development
Authority, Revenue (Hillcrest
Health Service System Project)
(Insured; AMBAC)	0.00	1/1/15	3,250,000	[a]	2,621,028
New Jersey Economic Development
Authority, Revenue (Hillcrest
Health Service System Project)
(Insured; AMBAC)	0.00	1/1/17	5,000,000	[a]	3,496,700
New Jersey Economic Development
Authority, Revenue (Hillcrest
Health Service System Project)
(Insured; AMBAC)	0.00	1/1/18	2,500,000	[a]	1,566,450
New Jersey Economic Development
Authority, Revenue (Hillcrest
Health Service System Project)
(Insured; AMBAC)	0.00	1/1/20	6,500,000	[a]	3,702,205
New Jersey Economic Development
Authority, Revenue (Hillcrest
Health Service System Project)
(Insured; AMBAC)	0.00	1/1/22	6,000,000	[a]	2,921,040
New Jersey Economic Development
Authority, Revenue (Transportation
Project) (Insured; Assured
Guaranty Municipal Corp.)	5.25	5/1/11	2,210,000		2,242,288
New Jersey Economic Development
Authority, School Facilities
Construction Revenue (Insured;
AMBAC) (Prerefunded)	5.25	6/15/11	4,300,000	[b]	4,396,965
New Jersey Economic Development
Authority, School Facilities
Construction Revenue
(Insured; AMBAC)	5.50	9/1/24	10,000,000		10,747,000
New Jersey Economic Development
Authority, School Facilities
Construction Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	9/1/27	10,000,000		10,433,300

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.10	6/1/23	3,000,000	2,986,230
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.60	11/1/34	6,600,000	6,446,748
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.70	10/1/39	5,000,000	4,906,650
New Jersey Educational Facilities
Authority, Revenue (Fairleigh
Dickenson University Issue)	6.00	7/1/20	4,535,000	4,708,418
New Jersey Educational Facilities
Authority, Revenue (Georgian
Court University Project)	5.00	7/1/27	1,000,000	941,580
New Jersey Educational Facilities
Authority, Revenue (Georgian
Court University Project)	5.25	7/1/27	500,000	484,190
New Jersey Educational Facilities
Authority, Revenue (Georgian
Court University Project)	5.00	7/1/33	1,880,000	1,656,900
New Jersey Educational Facilities
Authority, Revenue (Georgian
Court University Project)	5.25	7/1/37	750,000	679,958
New Jersey Educational Facilities
Authority, Revenue (Kean
University Issue)	5.00	9/1/21	1,500,000	1,573,335
New Jersey Educational Facilities
Authority, Revenue (Montclair
State University Issue)	5.25	7/1/38	2,000,000	1,997,100
New Jersey Educational Facilities
Authority, Revenue (New Jersey
City University Issue) (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/35	12,165,000	11,707,961
New Jersey Educational Facilities
Authority, Revenue (New Jersey
Institute of Technology Issue)	5.00	7/1/31	2,000,000	1,940,120

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
New Jersey Educational Facilities
Authority, Revenue (Princeton
Theological Seminary Issue)	5.00	7/1/29	5,000,000	5,260,650
New Jersey Educational Facilities
Authority, Revenue (Princeton
University) (Prerefunded)	5.00	7/1/15	120,000 [b]	138,070
New Jersey Educational Facilities
Authority, Revenue (Public
Library Project Grant Program
Issue) (Insured; AMBAC)	5.50	9/1/17	1,500,000	1,598,010
New Jersey Educational Facilities
Authority, Revenue (Seton Hall
University Issue)	6.25	7/1/37	5,000,000	5,339,300
New Jersey Educational Facilities
Authority, Revenue (Stevens
Institute of Technology Issue)	5.00	7/1/27	5,000,000	4,817,750
New Jersey Educational Facilities
Authority, Revenue (Stevens
Institute of Technology Issue)	5.00	7/1/34	7,655,000	6,906,341
New Jersey Educational Facilities
Authority, Revenue (Stevens
Institute of Technology Issue)
(Prerefunded)	5.38	7/1/14	2,500,000 [b]	2,841,500
New Jersey Educational Facilities
Authority, Revenue (The
College of New Jersey Issue)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/35	7,910,000	7,783,756
New Jersey Educational Facilities
Authority, Revenue (The
William Paterson University of
New Jersey Issue) (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/38	3,745,000	3,633,399
New Jersey Health Care Facilities
Financing Authority, Revenue
(AHS Hospital Corporation Issue)	5.00	7/1/27	5,400,000	5,234,814
New Jersey Health Care Facilities
Financing Authority, Revenue
(Atlantic City Medical Center Issue)	6.00	7/1/12	3,245,000	3,365,454

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
New Jersey Health Care Facilities
Financing Authority, Revenue
(Atlantic City Medical Center Issue)	6.25	7/1/17	2,730,000	2,844,059
New Jersey Health Care Facilities
Financing Authority, Revenue
(Atlantic City Medical Center
Issue) (Prerefunded)	6.25	7/1/12	2,270,000 [b]	2,451,782
New Jersey Health Care Facilities
Financing Authority, Revenue
(AtlantiCare Regional Medical
Center Issue)	5.00	7/1/22	3,975,000	4,088,208
New Jersey Health Care Facilities
Financing Authority, Revenue
(Capital Health System
Obligated Group Issue)
(Prerefunded)	5.75	7/1/13	3,000,000 [b]	3,315,990
New Jersey Health Care Facilities
Financing Authority, Revenue
(General Hospital Center at
Passaic, Inc. Obligated Group
Issue) (Insured; Assured
Guaranty Municipal Corp.)	6.75	7/1/19	550,000	679,393
New Jersey Health Care Facilities
Financing Authority, Revenue
(Hackensack University Medical
Center Issue)	5.00	1/1/28	2,780,000	2,604,415
New Jersey Health Care Facilities
Financing Authority, Revenue
(Hackensack University Medical
Center Issue) (Insured; Assured
Guaranty Municipal Corp.)	5.25	1/1/36	2,900,000	2,858,298
New Jersey Health Care Facilities
Financing Authority, Revenue
(Holy Name Medical Center Issue)	5.00	7/1/15	3,410,000	3,573,475
New Jersey Health Care Facilities
Financing Authority, Revenue
(Meridian Health System Obligated
Group Issue) (Insured; Assured
Guaranty Municipal Corp.)	5.00	7/1/38	4,990,000	4,827,126

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Health Care Facilities
Financing Authority, Revenue
(Robert Wood Johnson
University Hospital Issue)	5.00	7/1/31	4,950,000		4,801,797
New Jersey Health Care Facilities
Financing Authority, Revenue
(Saint Barnabas Health Care
System Issue) (Insured;
National Public Finance
Guarantee Corp.)	0.00	7/1/23	2,280,000	[a]	1,366,108
New Jersey Health Care Facilities
Financing Authority, Revenue
(Saint Barnabas Health Care
System Issue) (Insured;
National Public Finance
Guarantee Corp.)	0.00	7/1/23	3,220,000	[a]	1,293,635
New Jersey Health Care Facilities
Financing Authority, Revenue
(South Jersey Hospital Issue)	6.00	7/1/12	1,305,000		1,334,376
New Jersey Health Care Facilities
Financing Authority, Revenue
(Virtua Health Issue)
(Insured; Assured Guaranty
Municipal Corp.)	5.50	7/1/38	5,000,000		5,131,350
New Jersey Health Care Facilities
Financing Authority, State
Contract Revenue (Hospital
Asset Transformation Program)	5.25	10/1/38	13,595,000		13,379,111
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue	5.00	12/1/25	1,000,000		961,810
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue	5.00	12/1/26	1,500,000		1,431,015
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.88	6/1/21	9,775,000		10,225,237

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
New Jersey Highway Authority,
Revenue (Garden State Parkway)	6.00	1/1/19	6,645,000	7,996,394
New Jersey Housing and Mortgage
Finance Agency, MFHR (Insured:
AMBAC and FHA)	5.65	5/1/40	4,480,000	4,428,973
New Jersey Housing and
Mortgage Finance Agency,
MFHR (Insured; Assured
Guaranty Municipal Corp.)	5.70	5/1/20	2,320,000	2,321,670
New Jersey Housing and
Mortgage Finance Agency,
Multi-Family Revenue	4.95	5/1/41	7,000,000	6,510,350
New Jersey Housing and Mortgage
Finance Agency, SFHR	5.20	10/1/25	6,790,000	6,713,680
New Jersey Housing and Mortgage
Finance Agency, SFHR	6.38	10/1/28	5,685,000	6,050,546
New Jersey Housing and Mortgage
Finance Agency, SFHR	5.25	10/1/37	1,535,000	1,608,419
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.00	6/15/20	4,000,000	4,180,800
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.50	12/15/23	7,000,000	7,519,610
New Jersey Transportation
Trust Fund Authority
(Transportation System)	6.00	12/15/38	6,565,000	7,044,836
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; AMBAC)	0.00	12/15/24	1,000,000 [a]	442,400
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; AMBAC)	5.00	12/15/32	10,000,000	9,947,000
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; AMBAC)	5.00	12/15/34	5,150,000	5,079,085

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; National
Public Finance Guarantee Corp.)	7.00	6/15/12	2,255,000	2,459,912
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; National
Public Finance Guarantee Corp.)	7.00	6/15/12	3,745,000	4,051,978
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Prerefunded)	6.00	12/15/18	3,435,000 [b]	4,258,266
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	60,000	70,843
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	160,000	181,154
New Jersey Turnpike Authority,
Turnpike Revenue	5.00	1/1/36	3,500,000	3,445,995
New Jersey Turnpike Authority,
Turnpike Revenue	5.25	1/1/40	9,170,000	9,253,447
New Jersey Turnpike Authority,
Turnpike Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.50	1/1/16	835,000	941,972
New Jersey Turnpike Authority,
Turnpike Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.50	1/1/16	165,000	197,858
New Jersey Turnpike Authority,
Turnpike Revenue (Insured;
National Public Finance
Guarantee Corp.)	6.50	1/1/16	3,520,000	4,156,134
North Jersey District Water Supply
Commission, Sewer Revenue
(Wanaque South Project)
(Insured; National Public
Finance Guarantee Corp.)	6.00	7/1/19	1,850,000	2,171,604
Port Authority of New York and
New Jersey (Consolidated Bonds,
93rd Series)	6.13	6/1/94	3,000,000	3,394,500
Port Authority of New York and
New Jersey (Consolidated Bonds,
127th Series) (Insured; AMBAC)	5.25	12/15/32	5,070,000	5,075,425

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey (continued)
Port Authority of New York and
New Jersey (Consolidated Bonds,
163rd Series)	5.00	7/15/35	10,000,000	9,964,700
Port Authority of New York
and New Jersey, Special
Obligation Revenue
(JFK International Air
Terminal LLC Project)
(Insured; National Public
Finance Guarantee Corp.)	6.25	12/1/15	5,000,000	5,302,700
Port Authority of New York and
New Jersey, Special Project
Revenue (JFK International Air
Terminal LLC Project)	5.00	12/1/20	2,500,000	2,469,900
Rahway Valley Sewerage Authority,
Sewer Revenue (Insured;
National Public Finance
Guarantee Corp.)	0.00	9/1/30	7,550,000 [a]	2,328,345
Rutgers, The State University,
GO	5.00	5/1/39	3,450,000	3,453,243
Salem County Pollution Control
Financing Authority, PCR
(Public Service Electric and
Gas Company Project) (Insured;
National Public Finance
Guarantee Corp.)	5.45	2/1/32	1,590,000	1,466,266
South Jersey Port Corporation,
Marine Terminal Revenue	5.75	1/1/23	4,000,000	4,385,280
South Jersey Port Corporation,
Marine Terminal Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/34	2,900,000	2,995,642
South Jersey Port Corporation,
Marine Terminal Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.88	1/1/39	6,000,000	6,242,400
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	2,580,000	2,213,950

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.63	6/1/26	3,000,000		2,190,780
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	8,950,000		6,542,540
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/32	4,870,000		5,131,129
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.75	6/1/34	6,115,000		3,658,543
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	5.38	6/1/12	2,500,000	[b]	2,662,900
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	6.75	6/1/13	1,790,000	[b]	2,032,903
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.00	6/1/13	10,630,000	[b]	12,133,082
Union County Improvement
Authority, Revenue
(Correctional Facility Project)	5.00	6/15/22	1,780,000		1,855,686
Union County Utilities Authority,
Solid Waste Revenue (Ogden
Martin Systems of Union, Inc.)
(Insured; AMBAC)	5.38	6/1/20	4,990,000		4,990,948
University of Medicine and
Dentistry of New Jersey, GO
(Insured; AMBAC)	5.50	12/1/27	15,425,000		15,507,678

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—10.8%
Government of Guam,
GO	6.75	11/15/29	2,000,000	2,144,480
Guam Power Authority,
Revenue	5.50	10/1/30	2,250,000	2,186,460
Guam Waterworks Authority,
Water and Wastewater
System Revenue	6.00	7/1/25	1,000,000	1,006,060
Puerto Rico Commonwealth,
Public Improvement GO	6.00	7/1/39	2,000,000	2,023,880
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/27	1,500,000	1,488,555
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	10,445,000	10,128,412
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	4,000,000	3,733,600
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/30	5,000,000	4,857,450
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/27	4,715,000	4,664,644
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.75	8/1/37	2,990,000	3,020,079
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	3,075,000	2,964,054
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/39	2,230,000	2,283,698
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	9,000,000	9,199,170
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(Insured; Berkshire Hathaway
Assurance Corporation)	0.00	8/1/54	31,100,000 [a]	1,955,257

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(Insured; National Public
Finance Guarantee Corp.)	0.00	8/1/43	18,000,000 [a]	2,164,860
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Gross Receipts Taxes
Loan Note)	6.38	10/1/19	2,000,000	2,023,680
Virgin Islands Public Finance
Authority, Revenue (Virgin Islands
Matching Fund Loan Note)	5.00	10/1/25	5,000,000	4,877,350
Virgin Islands Public Finance
Authority, Revenue (Virgin Islands
Matching Fund Loan Notes)	5.00	10/1/25	2,000,000	1,941,960

Total Investments (cost $573,982,604)			98.8%	576,133,459
Cash and Receivables (Net)			1.2%	7,217,686
Net Assets			100.0%	583,351,145

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	29.2
AA		Aa		AA	27.9
A		A		A	25.5
BBB		Baa		BBB	14.6
BB		Ba		BB	.2
B		B		B	.4
Not Rated[c]		Not Rated[c]		Not Rated[c]	2.2
					100.0

† Based on total investments.
c Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	573,982,604	576,133,459
Interest receivable		8,936,011
Receivable for shares of Common Stock subscribed		550,226
Prepaid expenses		41,445
		585,661,141
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		421,184
Cash overdraft due to Custodian		492,543
Payable for shares of Common Stock redeemed		1,278,581
Accrued expenses		117,688
		2,309,996
Net Assets ($)		583,351,145
Composition of Net Assets ($):
Paid-in capital		590,062,490
Accumulated net realized gain (loss) on investments		(8,862,200)
Accumulated net unrealized appreciation
(depreciation) on investments		2,150,855
Net Assets ($)		583,351,145

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class Z
Net Assets ($)	435,548,684	488,320	9,080,244	2,252,467	135,981,430
Shares Outstanding	35,551,878	39,902	741,877	183,834	11,097,484
Net Asset Value
Per Share ($)	12.25	12.24	12.24	12.25	12.25

See notes to financial statements.

The Fund 25

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

Investment Income ($):
Interest Income	31,380,708
Expenses:
Management fee—Note 3(a)	3,714,698
Shareholder servicing costs—Note 3(c)	1,534,817
Professional fees	83,576
Distribution fees—Note 3(b)	82,728
Custodian fees—Note 3(c)	67,483
Registration fees	61,894
Directors’ fees and expenses—Note 3(d)	55,284
Prospectus and shareholders’ reports	23,214
Loan commitment fees—Note 2	11,259
Miscellaneous	50,780
Total Expenses	5,685,733
Less—reduction in expenses due to undertaking—Note 3(a)	(458,334)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,012)
Net Expenses	5,226,387
Investment Income—Net	26,154,321
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	87,528
Net unrealized appreciation (depreciation) on investments	(21,884,911)
Net Realized and Unrealized Gain (Loss) on Investments	(21,797,383)
Net Increase in Net Assets Resulting from Operations	4,356,938

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Operations ($):
Investment income—net	26,154,321	26,368,931
Net realized gain (loss) on investments	87,528	(3,654,561)
Net unrealized appreciation
(depreciation) on investments	(21,884,911)	52,400,640
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,356,938	75,115,010
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(19,101,183)	(19,195,733)
Class B Shares	(21,018)	(45,515)
Class C Shares	(361,627)	(259,406)
Class I Shares	(93,888)	(6,802)
Class Z Shares	(6,254,785)	(6,546,993)
Total Dividends	(25,832,501)	(26,054,449)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	38,118,480	45,433,393
Class B Shares	3,610	6,740
Class C Shares	3,759,815	4,329,785
Class I Shares	2,067,872	1,018,529
Class Z Shares	8,849,851	9,625,210
Dividends reinvested:
Class A Shares	14,410,033	14,259,894
Class B Shares	16,166	33,691
Class C Shares	203,294	135,405
Class I Shares	49,838	—
Class Z Shares	5,044,869	5,316,818
Cost of shares redeemed:
Class A Shares	(58,880,605)	(41,159,750)
Class B Shares	(288,885)	(830,961)
Class C Shares	(3,537,171)	(680,349)
Class I Shares	(726,093)	(71,858)
Class Z Shares	(21,786,800)	(19,403,642)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(12,695,726)	18,012,905
Total Increase (Decrease) in Net Assets	(34,171,289)	67,073,466
Net Assets ($):
Beginning of Period	617,522,434	550,448,968
End of Period	583,351,145	617,522,434

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2010	2009
Capital Share Transactions:
Class Aa
Shares sold	2,993,337	3,667,406
Shares issued for dividends reinvested	1,128,425	1,145,748
Shares redeemed	(4,644,497)	(3,303,598)
Net Increase (Decrease) in Shares Outstanding	(522,735)	1,509,556
Class Ba
Shares sold	283	549
Shares issued for dividends reinvested	1,267	2,716
Shares redeemed	(22,715)	(65,797)
Net Increase (Decrease) in Shares Outstanding	(21,165)	(62,532)
Class C
Shares sold	294,183	349,293
Shares issued for dividends reinvested	15,931	10,837
Shares redeemed	(278,417)	(54,361)
Net Increase (Decrease) in Shares Outstanding	31,697	305,769
Class I
Shares sold	161,669	80,262
Shares issued for dividends reinvested	3,897	—
Shares redeemed	(57,214)	(5,667)
Net Increase (Decrease) in Shares Outstanding	108,352	74,595
Class Z
Shares sold	692,307	769,666
Shares issued for dividends reinvested	394,943	427,277
Shares redeemed	(1,704,952)	(1,559,126)
Net Increase (Decrease) in Shares Outstanding	(617,702)	(362,183)

a During the period ended December 31, 2010, 16,046 Class B shares representing $204,088, were automatically converted to 16,024 Class A shares and during the period ended December 31, 2009, 36,812 Class B shares representing $472,567 were automatically converted to 36,779 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.70	11.67	12.79	13.07	13.12
Investment Operations:
Investment income—net[a]	.54	.55	.55	.54	.56
Net realized and unrealized
gain (loss) on investments	(.46)	1.02	(1.12)	(.28)	(.05)
Total from Investment Operations	.08	1.57	(.57)	.26	.51
Distributions:
Dividends from investment income—net	(.53)	(.54)	(.55)	(.54)	(.56)
Net asset value, end of period	12.25	12.70	11.67	12.79	13.07
Total Return (%)[b]	.56	13.65	(4.61)	2.05	4.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.96	1.00	1.10	1.18
Ratio of net expenses
to average net assets	.85	.85	.90	1.00	1.06
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.05	.13	.22
Ratio of net investment income
to average net assets	4.22	4.40	4.45	4.21	4.32
Portfolio Turnover Rate	18.88	17.17	50.33	36.63	17.13
Net Assets, end of period ($ x 1,000)	435,549	458,014	403,333	439,752	465,695

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.68	11.66	12.78	13.06	13.10
Investment Operations:
Investment income—net[a]	.45	.48	.49	.47	.50
Net realized and unrealized
gain (loss) on investments	(.43)	1.02	(1.12)	(.27)	(.04)
Total from Investment Operations	.02	1.50	(.63)	.20	.46
Distributions:
Dividends from investment income—net	(.46)	(.48)	(.49)	(.48)	(.50)
Net asset value, end of period	12.24	12.68	11.66	12.78	13.06
Total Return (%)[b]	.05	12.98	(5.09)	1.53	3.56
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.59	1.53	1.57	1.67	1.74
Ratio of net expenses
to average net assets	1.35	1.35	1.40	1.50	1.56
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.05	.13	.22
Ratio of net investment income
to average net assets	3.63	3.90	3.95	3.71	3.82
Portfolio Turnover Rate	18.88	17.17	50.33	36.63	17.13
Net Assets, end of period ($ x 1,000)	488	774	1,441	1,621	2,129

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended December 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	12.68	11.66	12.78	13.06	13.11
Investment Operations:
Investment income—net[a]	.45	.45	.45	.45	.46
Net realized and unrealized
gain (loss) on investments	(.45)	1.02	(1.12)	(.29)	(.05)
Total from Investment Operations	—	1.47	(.67)	.16	.41
Distributions:
Dividends from investment income—net	(.44)	(.45)	(.45)	(.44)	(.46)
Net asset value, end of period	12.24	12.68	11.66	12.78	13.06
Total Return (%)[b]	(.13)	12.71	(5.34)	1.28	3.22
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.72	1.77	1.87	1.96
Ratio of net expenses
to average net assets	1.60	1.60	1.64	1.75	1.81
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.05	.13	.22
Ratio of net investment income
to average net assets	3.45	3.61	3.69	3.44	3.57
Portfolio Turnover Rate	18.88	17.17	50.33	36.63	17.13
Net Assets, end of period ($ x 1,000)	9,080	9,008	4,714	3,749	2,768

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	12.70	11.66	11.28
Investment Operations:
Investment income—net[b]	.57	.56	.03
Net realized and unrealized
gain (loss) on investments	(.47)	1.04	.38
Total from Investment Operations	.10	1.60	.41
Distributions:
Dividends from investment income—net	(.55)	(.56)	(.03)
Net asset value, end of period	12.25	12.70	11.66
Total Return (%)	.70	13.91	3.61[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.78	.76[d]
Ratio of net expenses to average net assets	.70	.70	.70[d]
Ratio of net investment income
to average net assets	4.34	4.55	5.03[d]
Portfolio Turnover Rate	18.88	17.17	50.33
Net Assets, end of period ($ x 1,000)	2,252	958	10

a	From December 15, 2008 (commencement of initial offering) to December 31, 2008.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

		Year Ended December 31,
Class Z Shares	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	12.70	11.67	12.79	12.84
Investment Operations:
Investment income—net[b]	.55	.56	.56	.31
Net realized and unrealized
gain (loss) on investments	(.46)	1.02	(1.12)	(.05)
Total from Investment Operations	.09	1.58	(.56)	.26
Distributions:
Dividends from investment income—net	(.54)	(.55)	(.56)	(.31)
Net asset value, end of period	12.25	12.70	11.67	12.79
Total Return (%)	.65	13.72	(4.56)	2.03[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.79	.85	.91[d]
Ratio of net expenses to average net assets	.77	.78	.85	.91[d]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	.05	.13[d]
Ratio of net investment income
to average net assets	4.31	4.47	4.50	4.26[d]
Portfolio Turnover Rate	18.88	17.17	50.33	36.63
Net Assets, end of period ($ x 1,000)	135,981	148,768	140,950	163,869

a	From June 7, 2007 (commencement of initial offering) to December 31, 2007.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 33

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus New Jersey Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment com-pany.The fund’s investment objective is to seek as high a level of current income exempt from federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 675 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (200 million shares authorized), Class B (150 million shares authorized), Class C (150 million shares authorized), Class I (150 million shares authorized) and Class Z (25 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares generally are offered only to shareholders of the fund who received Class Z shares of the fund in exchange for shares of certain other Dreyfus Funds as a result of the reorganization of such funds and to existing shareholders of the fund who have continuously maintained a fund account since the date the fund’s shares were classified as Class Z. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	576,133,459	—	576,133,459

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies or municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gains sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $448,444, accumulated capital losses $9,388,480 and unrealized appreciation $3,000,514. In addition, the fund had $323,379 of capital losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $372,874 of the carryover expires in fiscal 2011, $97,441 expires in fiscal 2014, $822,282 expires in fiscal 2015, $1,125,950 expires in fiscal 2016 and $6,969,933 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: tax exempt income $25,741,743 and $25,990,726 and ordinary income $90,758 and $63,723, respectively.

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $321,820, increased accumulated net realized gain (loss) on investments by $213,731 and increased paid-in capital by $108,089. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed until May 1, 2011, to limit the fund’s Class A, Class B and Class C expenses (exclusive of taxes, brokerage commissions, interest expense, commitment fees, shareholder services fees, Rule 12b-1 distribution

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

plan fees and extraordinary expenses) to .60% of the value of the fund’s average daily net assets for Class A, Class B and Class C shares. The reduction in expenses, pursuant to the undertaking, for Class A, Class B and Class C shares amounted to $457,729 during the period ended December 31, 2010. This agreement may be terminated after May 1, 2011, upon 90 days notice to shareholders.

The Manager had undertaken from January 1, 2010 through December 31, 2010, to limit the fund’s operating expenses or assume all or part of the expenses of the fund, if the aggregate expenses of the fund (exclusive of taxes, brokerage commissions, interest expense, commitment fees, and extraordinary expenses) exceeded .70% of the value of the fund’s average daily net assets for Class I shares.The reduction in expenses, pursuant to the undertaking for Class I shares, amounted to $605 during the period ended December 31, 2010.

During the period ended December 31, 2010, the Distributor retained $25,751 from commissions earned on sales of the fund’s Class A shares and $20 and $1,633 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2010, Class B and Class C shares were charged $2,933 and $79,795, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2010, Class A, Class B and Class C shares were charged $1,146,640, $1,467 and $26,598, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2010, Class Z shares were charged $82,750 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $166,110 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $16,691 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,012.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $67,483 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $302,421, Rule 12b-1 distribution plan fees $6,242, shareholder services plan fees $102,415, custodian fees $20,186, chief compliance officer fees $1,728 and transfer agency per account fees $29,219, which are offset against an expense reimbursement currently in effect in the amount of $41,027.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2010, amounted to $114,942,286 and $119,889,136, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements.The fund held no derivatives during the period ended December 31, 2010.

At December 31, 2010, the cost of investments for federal income tax purposes was $573,132,945; accordingly, accumulated net unrealized appreciation on investments was $3,000,514 consisting of $17,004,831 gross unrealized appreciation and $14,004,317 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus New Jersey Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Bond Fund, Inc., including the statement of investments, as of December 31, 2010 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Bond Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 28, 2011

The Fund 43

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended December 31, 2010 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes), except $90,758 that is being designated an ordinary income distribution for reporting purposes.Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for the 2010 calendar year on Form 1099-INT, both of which will be mailed in early 2011.

INFORMATION ABOUT THE REVIEW AND APPROVAL

OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on July 13, 2010, the Board considered the re-approval of the fund’s Management Agreement with Dreyfus for a one-year term ending July 31, 2011.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the re-approval of the Management Agreement, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices and the standards applied in seeking best execution.

The Fund 45

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance for various periods and compared the fund’s performance to the performance of a group of comparable retail front-end load New Jersey municipal debt funds (the“Performance Group”) and to a larger universe of funds consisting of all retail and institutional New Jersey municipal debt funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group medians for all periods, and at or above the Performance Universe medians for all periods except the one- and two-year periods ended May 31, 2010.The Board members also noted that the fund’s yield performance was above the Performance Group medians for five of the ten periods shown and above the Performance Universe medians for nine of the ten periods shown. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of actual and contractual management fees and total expense ratios compared to a group of comparable funds (the“Expense Group”) and a broader group of funds (the“Expense Universe”), each selected and provided by Lipper. In addition, the Board noted Dreyfus’ voluntary undertaking currently in effect for the fund, which generally limits total annual operating expenses of the fund, exclusive of taxes, brokerage commissions, extraordinary expenses, interest expenses, commitment fees on borrowings, shareholder servicing fees and Rule 12b-1 fees, but including the management fee, to no more than .60% of the value of the fund’s average daily net assets for Class A, B and

C shares. The Board also noted that Dreyfus is currently limiting the fund’s direct operating expenses or assuming all or part of the expenses of the fund’s Class I shares to .70 of 1%.The Board members noted that the fund’s contractual management fee was higher than the Expense Group median, and the actual management fee and total expense ratio were higher than the Expense Group and Expense Universe medians.

Representatives of Dreyfus noted that Dreyfus or its affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the fund. It also was noted that there were no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

The Fund 47

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered.The Board also noted fee waiver and expense reimbursements arrangements and the effect on Dreyfus’ profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to re-approving the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was generally satisfied with the fund’s overall performance.

  The Board concluded that the fee payable by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

The Fund 49

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 169
———————
Gordon J. Davis (69)
Board Member (1993)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 44
———————
David P. Feldman (71)
Board Member (1991)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed Inc., a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 48

Lynn Martin (71)
Board Member (1994)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from January
2005-present
• Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its
Council for the Advancement of Women from March 1993-September 2005
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-present)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-present)
• The Proctor & Gamble Co., a consumer products company, Director (1994-present)
• Constellation Energy Group Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 15

———————
Philip L. Toia (77)
Board Member (1997)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 26

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund 51

OFFICERS OF THE FUND (Unaudited)

The Fund 53

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,832 in 2009 and $38,832 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,276 in 2009 and $5,382 in 2010. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $  0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,638 in 2009 and $4,681 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $164 in 2009 and $207 in 2010. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2009 and $0 in 2010.

Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $24,975,296   in 2009 and $39,552,052 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus New Jersey Municipal Bond Fund, Inc.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 23, 2011

By: /s/James Windels
James Windels, Treasurer
Date:	February 23, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)